Exhibit 10.2

                            STOCK PURCHASE AGREEMENT

      THIS AGREEMENT is made this 1st day of December 2005 by and between JEFFREY FLANNERY (hereinto referred to as the "Shareholder"), the controlling stockholder of THE JACKSON RIVERS COMPANY, INC, (The "Company"), a corporation organized under the laws of Florida; and JAMES NELSON, an Individual, (hereinto referred to as "Buyer").

      WHEREAS, the Shareholder, once the conditions as set forth in this Agreement have been fulfilled, desires to sell 50% of his shares of Preferred Series A stock of the Company, par value $0.001 per share (the "Preferred A Stock"), and

      WHEREAS, Buyer desires to purchase the Preferred Series A Stock of the Company;

      NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

      1. Purchase of Stock. At the closing of this Agreement (the "Closing"), upon the basis of the covenants, warranties and representations set forth in this Agreement, the Shareholder will sell, transfer, assign, and deliver to Buyer 480,000 shares of Preferred A Stock, free and clear of all liens and encumbrances, except as otherwise may be permitted hereunder.

      2. Purchase Price. The purchase price for the Preferred A Stock to be paid to the Shareholder by Buyer is $150,000.00 (the "Purchase Price").

      3. Restrictive Legend. All shares of the Preferred A Stock to be delivered hereunder shall bear a restrictive legend in substantially the following form:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

      4. Representations and Warranties of the Shareholder. Where a representation contained in this Agreement is qualified by the phrase "to the best of the Shareholder's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Shareholder believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Shareholder represents and warrants to Buyer as follows:

            (a) Power and Authority. The Shareholder has full power and authority to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the "Other Agreements").

            (b) Binding Effect. Upon execution and delivery by the Shareholder, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Shareholder, enforceable against the Shareholder in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


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            (c) Effect.  Neither the execution and delivery of this Agreement or the Other Agreements nor full performance by the Shareholder of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give
rise  to  a  default  under,   the  terms  or  provisions  of  the  Articles  of
Incorporation or Bylaws of the Company or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of the Company or necessary for the operation of the Company following the Closing or any other material contract, commitment, or other obligation to which the Company is a party, or create or result in the creation of any encumbrance on any of the property of the Company. The Company is not in violation of its Articles of Incorporation, as amended, its Bylaws, as amended, or of any indebtedness, mortgage, contract, lease, or other agreement or commitment.

            (d) No Consents. No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Shareholder prior to the Closing to authorize the execution, delivery and performance by the Shareholder of this Agreement or the Other Agreements.

            (e) Stock Ownership of the Shares to be Sold by the Shareholder. The Shareholder has good, absolute, and marketable title to 960,000 shares of the Preferred A Stock which constitute 100% percent of the issued and outstanding shares of the Preferred A Stock. The shares of the Stock to be sold by the Shareholder hereunder constitute one-half (1/2) of all of the shares of the capital stock of the Company owned by the Shareholder. The Shareholder has the complete and unrestricted right, power and authority to cause the sale, transfer, and assignment of the Stock pursuant to this Agreement. The delivery of the Stock to Buyer as herein contemplated will vest in Buyer good, absolute and marketable title to the shares of the Stock as described herein, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws or this Agreement. No one affiliated with the Shareholder or any of its officers, directors, or principal stockholders owns any shares of the capital stock of the Company, other than the shares of the Stock owned by the Shareholder.

            (f) Organization and Standing of the Company. The Company is a duly organized and validly existing Florida corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted. The Company is qualified to do business in all other jurisdictions where it does or plans to do business.

            (g) Capitalization and Other Outstanding Shares. The authorized capital stock of the Company consists solely of 990,000,000,000 shares of common stock, par value $.00001 per share ("Company Common Stock"), of which 8,177,624 shares are issued and outstanding and 1,000,000,000 shares of Preferred Stock, of which (i) 1,000,000 shares have been designated as Series A Preferred Stock of which 960,000 are issued and outstanding and (ii) 10,000,000 have been designated as Series B Preferred Stock of which no shares are issued and outstanding. There are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Stock or other securities or entitling anyone to acquire the Stock or other securities of the Company.

            (h)  The  Shareholder's  Representations  and  Warranties  True  and
Complete. All representations and warranties of the Shareholder in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

            (i) No Knowledge of the Company's Default. The Shareholder have no knowledge that any of the Company's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that Shareholder or Company is in default under any term or provision of this Agreement or the Other Agreements.

            (j) No Untrue Statements. No representation or warranty by the Shareholder in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.


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

            (k) Reliance. The foregoing representations and warranties are made by the Shareholder with the knowledge and expectation that Buyer is placing complete reliance thereon.

            (l) Conduct of Business in Normal Course. The Company will carry on its business and activities in substantially the same manner as they previously have been carried out and will not institute any unusual or novel methods of manufacture, purchase, sale, lease, management, accounting, or operation that vary materially from those methods used by the Company as of the date of this Agreement.

      5. Representations and Warranties of Buyer. Where a representation contained in this Agreement is qualified by the phrase "to the best of Buyer's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, Buyer believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. Buyer hereby represents and warrants to the Shareholder as follows:

            (a) Power and Authority. Buyer has full power and authority to execute, deliver and perform this Agreement and the Other Agreements.

            (b) Binding Effect. Upon execution and delivery by Buyer, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of Buyer enforceable against Buyer in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (c) No Consents. No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by Buyer prior to the Closing to authorize the execution, delivery and performance by Buyer of this Agreement or the Other Agreements.

            (d) Buyer's Representations and Warranties True and Complete. All representations and warranties of Buyer in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

            (e) No Knowledge of the Buyer's Default. Buyer has no knowledge that any of the Buyer representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any respect or that the Shareholder is in default under any term or provision of this Agreement or the Other Agreements.

            (f) No Untrue Statements. No representation or warranty by Buyer in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

            (g) Reliance. The foregoing representations and warranties are made by Buyer with the knowledge and expectation that the Shareholder is placing complete reliance thereon.

      6. The Nature and Survival of Representations, Covenants and Warranties. All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, shall expire one year following the Closing.


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

      7. Indemnification by the Shareholder. The Shareholder agrees to indemnify and hold harmless Buyer against and in respect to all damages (as hereinafter defined) up to the amount of the Purchase Price. Damages, as used herein shall include any claim, salary, wage, action, tax, demand, loss, cost, expense, liability (joint or several), penalty, and other damage, including, without limitation, counsel fees and other costs and expenses reasonably incurred in investigating or attempting to avoid same or in opposition to the imposition thereof, or in enforcing this indemnity, resulting to Buyer from any inaccurate representation made by or on behalf of the Shareholder in or pursuant to this Agreement, breach of any of the warranties made by or on behalf of the Shareholder in or pursuant to this Agreement, or breach or default in the performance by the Shareholder of any of the obligations to be performed by it hereunder.

      Notwithstanding  the  scope  of  the  Shareholder's   representations  and
warranties herein, or of any individual representation or warranty, or any disclosure to Buyer herein or pursuant hereto, or the definition of damages contained in the preceding sentence, or Buyer's knowledge of any fact or facts at or prior to the Closing, damages shall also include all debts, liabilities, and obligations of any nature whatsoever (whether absolute, accrued, contingent, or otherwise, and whether due or to become due) of the Company, as of the date hereof, whether known or unknown by the Shareholder; all claims, actions, demands, losses, costs, expenses, and liabilities resulting from any litigation from causes of action arising prior to the Closing involving the Company or any stockholders thereof other than the Shareholder, whether or not disclosed to Buyer; all claims, actions, demands, losses, costs, expenses, liabilities and penalties resulting from (i) the Company's infringement or claimed infringement upon or acting adversely to the rights or claimed rights of any person under or in respect to any copyrights, trademarks, trademark rights, patents, patent rights or patent licenses; or (ii) any claim or pending or threatened action with respect to the matters described in clause (i); all claims, actions, demands, losses, costs, expenses, liabilities or penalties resulting from the Company's failure in any respect to perform any obligation required by it to be performed at or prior to the Closing, or by reason of any default of the Company, at the Closing, under any of the contracts, agreements, leases, documents, or other commitments to which it is a party or otherwise bound or affected; and all losses, costs, and expenses (including without limitation all fees and disbursements of counsel) relating to damages.

      The Shareholder shall reimburse and/or pay on behalf of Buyer and/or the Company on demand for any payment made or required to be made by Buyer and/or the Company at any time after the Closing based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions, in respect to the damages to which the foregoing indemnity relates. Buyer shall give, or Buyer shall cause the Company to give, the Shareholder written notice within 30 days after notification of any litigation threatened or instituted against the Company which might constitute the basis of a claim for indemnity by Buyer and/or the Company against the Shareholder.

      Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire 24 months after the Closing.

      8. Further Conveyances and Assurances. After the Closing, the Shareholder and Buyer will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in Buyer ownership of the Stock and to consummate the transactions contemplated hereby. The Shareholder and the Buyer further covenant and agree that neither of them will take any action (either as a shareholder, a director, or otherwise) to authorize the issuance of any of the remaining 40,000 authorized shares of the Series A Preferred Stock without the written consent of the other party.

      9. Closing. The Closing of the sale and purchase contemplated hereunder shall be on or before December 1, 2005, and shall be subject to the faithful and final execution of the Merger Agreement by and between The Jackson Rivers Company and Diverse Networks, Inc. ("Merger Agreement").

      10. Deliveries at the Closing by the Shareholder. At the Closing the Shareholder, shall deliver to Buyer:


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

            (a) Certificates representing 480,000 shares of the Preferred A Stock, free and clear of all liens, claims, encumbrances, and restrictions of every kind except for the restrictive legend required by Paragraph 3 hereof.

            (b) Any other document which may be necessary to carry out the intent of this Agreement.

      11. Deliveries at the Closing by Buyer. At the Closing, Buyer shall deliver to the Shareholder the following:

            (a) A Promissory Note (the "Note") for the Purchase Price, as set forth in Exhibit A.

            (b) A Pledge Agreement (the "Pledge") as set forth in Exhibit B

            (c) Any other document which may be necessary to carry out the intent of this Agreement.

      12. Default and Reversal of the Agreement.

            (a) Buyer shall be held in default if Buyer is unable to execute fully or uphold the terms and conditions of the Merger Agreement between Jackson Rivers Company and Diverse Networks, Inc. ("Merger Agreement"). Any default by Buyer of the Merger Agreement shall be deemed an immediate default of this Agreement. The Merger Agreement is hereby attached herein as Exhibit C.

      13. No Assignment. This Agreement shall not be assignable by any party without the prior written consent of the other parties, which consent shall be subject to such parties' sole, absolute and unfettered discretion.

      14. Brokerage. The Shareholder and Buyer agree to indemnify and hold harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

      15. Mediation and Arbitration. All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in California. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

      16. Attorney's Fees. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants contained in this Agreement, the parties hereby covenant and agree that the party or parties who are found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party or parties that bring suit.

      17. Benefit. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by each of the parties hereto, and his respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

      18. Notices. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Shareholder, addressed to Mr. Jeffrey Flannery at 2424 Evergreen Street, San Diego, CA 92106 telephone (619) 988-5869, and e-mail jwfworld@aol.com and if to Buyer, addressed to Mr. James Nelson at ______________________, Houston, TX telephone __________ email
jnelson@diversenet.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.


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      19. Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

      20. Waiver. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

      21. Cumulative Rights. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

      22. Invalidity. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

      23. Time of the Essence. Time is of the essence of this Agreement.

      24.  Incorporation  by  Reference.  The  Exhibits  and  Schedules  to this
Agreement referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

      25. Controlling Agreement. In the event of any conflict between the terms of this Agreement or any of the Other Agreements or exhibits referred to herein, the terms of this Agreement shall control.

      26. Law Governing; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for San Diego County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

      27. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

      28. Entire Agreement. This instrument and the attachments hereto contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

                             SIGNATURE PAGE FOLLOWS


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

      IN WITNESS WHEREOF, this Agreement has been executed on the date first written above.

                                    JEFFREY FLANNERY, AN INDIVIDUAL

                                    By /s/ Jeffrey Flannery
                                      -----------------------------------
                                      Jeffrey Flannery, An individual


                                    JAMES NELSON, AN INDIVIDUAL

                                    By /s/ James Nelson
                                      -----------------------------------
                                      James Nelson, An Individual


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